Exhibit 10.430

SECOND AMENDMENT TO MASTER SUBLEASE AGREEMENT

THIS SECOND AMENDMENT T MASTER SUBLEASE AGREEMENT (this "Amendment') is entered into as of the 30 day of March, 2018 by and among ADK GEORGIA, LLC, a Georgia limited liability company ("Sublessor") and OS TYBEE, LLC, a Georgia limited liability company ("OS Tybee"), SB TYBEE, LLC, a Geprgia limited liability company ("SB Tybee") and JV JEFFERSONVILLE, LLC, a Georgia limited liability company ("W Jeffersonville") (OS Tybee, SB Tybee and JV Jeffersonville are collectively referred to as "Sublessee") and amends that certain Master Sublease between Sublessor and Sublessee dated June 18, 2016, as amended by that certain First Amendment (the "Master Sublease"). Capitalized terms used herein which are not otherwise defined shall have the meanings assigned to such terms in the Master Sublease.

RECITALS

WHEREAS, Sublessor and Sublessee have reached agreement regarding the Inontllly base rent payable under the Master Sublease and the increases thereto and desire to document such incrcases as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree that notwithstanding anything in Section 4. I(b) or the other provisions of the Master Sublease to the contrary, the Master Sublease shall be amended as follows:

1.Monthly Rent for the Jeffersonville Facility. Rent for the Jeffersonville Facility is culTently $27,295 which rate shall continue through March 1, 2018 at which time it shall increase to $54,590. Beginning July 1, 2018, Rent for the Jeffersonville Facility shall increase 3% to $56,227.70 and thereafter increase by an additional 3% on July 1 st of each remaining year of the Term and any extension thereof.

2.Monthly Rent for the Oceanside Facility. Rent for the Oceanside Facility is currently $18,540 which rate shall continue through March I, 2108 at which time it shall increase to $37,080. Beginning August 1, 20185 Rent for the Oceanside Facility shall increase by 3% to $38,192 and thereafter increase by an additional 3% on August 1 st of each remaining year of the Tenn and any extension thereof,

3.Additional Rent for thc Jeffersonville Facility, In addition to the Monthly Rent for the Jeffersonville Facility, beginning April 1, 2018, Sublessee shall pay to Sublessor the sum of $3,400 per month as Additional Rent for the Initial Term and any extension thereof. Beginning April 1, 2019, Additional Rent for the Jeffersonvillc Facility shall increase 3% to $3,502 and thereafter increase by an additional 3% on April 1 st of each remaining year of the Term and any extension thereof.

4.Additional Rent for the Oceanside Facility. In addition to the Monthly Rent for the Occanside Facility, beginning April 1, 2018, Sublessee shall pay to Sublessor the sum of $2,500 per month as Additional Rent for the Initial Term and any extension thereof, Beginning April 1, 2019, Additional Rent for the Oceanside Facility shall increase 3% to $2,575 and thereafter increase by an additional 3% on April 1st of each remaining year of the Term and any extension thereof.

5.Rent Payment Schedule. All Rents and Additional Rents shall be paid pursuant to the payment schedule attached hereto as Exhibit A.

6.Other Terms. All other terms and conditions of the Master Sublease not expressly amended or modified herein shall remain in full force and effect.

[Signatures on Following Page]

IN WITNESS WHEREOF, this Second Amendment to Sublease has been executed by Sublessor and Sublessee as of the date first written above.

SUBLESSOR:

ADK GEORGIA, LLC,
a Georgia limited liability company

By:	/s/ Brent Morrison
Name:	Brent Morrison
Title:	Interim CEO

SUBLESSEE:

OS TYBEE, LLC,
a Georgia limited liability company

By:	/s/ David Lemcke
Name:	David Lemcke
Title:	CFO

SB TYBEE, LLC,
a Georgia limited liability company

By:	/s/ David Lemcke
Name:	David Lemcke
Title:	CFO

JV JEFFERSONVILLE, LLC,
a Georgia limited liability company

By:	/s/ David Lemcke
Name:	David Lemcke
Title:	CFO

EXHIBIT A

RENT SCHEDULE
Jeffersonville		Oceanside
April 1, 2018	$54,590	April 1, 2018	$37,080
July 1, 2018	$56,228	August 1, 2018	$38,192
July 1, 2019	$57,915	August 1, 2019	$39,338
July 1, 2020	$59,652	August 1, 2020	$40,518
July 1, 2021	$61,442	August 1, 2021	$41,734
July 1, 2022	$63,285	August 1, 2022	$42,986
July 1, 2023	$65,183	August 1, 2023	$44,275
July 1, 2024	$67,139	August 1, 2024	$45,604
July 1, 2025	$69,153	August 1, 2025	$46,972
July 1, 2026	$71,228	August 1, 2026	$48,381
July 1, 2027	$73,364	August 1, 2027	$49,832

ADDITIONAL RENT
Jeffersonville		Oceanside
Aprll 1, 2018	$3,400	April 1, 2018	$2,500
April 1, 2019	$3,502	April 1, 2019	$2,575
April 1, 2020	$3,607	April 1, 2020	$2,652
April 1, 2021	$3,715	April 1, 2021	$2,732
April 1, 2022	$3,827	April 1, 2022	$2,814
April 1, 2023	$3,942	April 1, 2023	$2,898
April 1, 2024	$4,060	April 1, 2024	$2,985
April 1, 2025	$4,182	April 1, 2025	$3,075
April 1, 2026	$4,307	April 1, 2026	$3,167
April 1, 2027	$4,436	April 1, 2027	$3,262
April 1, 2028	$4,569	April 1, 2028	$3,360

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